UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2019

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY		14209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 882-8000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report filed on Form 8-K with the Securities and Exchange Commission (the “SEC”) on January 3, 2019, CTG Luxembourg, a wholly-owned subsidiary of Computer Task Group, Incorporated (the “Company”), entered into a Share Purchase Agreement (the “Agreement”) with Mr. Hamid Kaddour and Karp-Kneip Participations S.A., a public limited liability company incorporated under the laws of the Grand Duchy of Luxembourg pursuant to which CTG Luxembourg would acquire all of the issued and outstanding shares of Tech-IT S.A. As reported, the sale and purchase was conditional on the fulfilment of the unconditional approval of the Commission du Secteur Financier (“CSSF”) of the sale and purchase of the shares and the unconditional acceptance of CTG Luxembourg by the CSSF as the new shareholder of Tech-IT S.A. The CSSF has provided its unconditional approval and acceptance of the foregoing.

On February 6, 2019 CTG Luxembourg completed its acquisition of Tech-IT S.A. and acquired all of the issued and outstanding shares of Tech-IT S.A. pursuant to the terms of the Agreement. The aggregate purchase price paid for all of the shares of Tech-IT S.A. was € 8.5 million (or $9.7 million, based on a EUR to USD exchange rate of 0.88) in cash.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K with the SEC on January 3, 2019, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 6, 2019, the Company issued a press release to announce the completion of the acquisition described in Item 2.01 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.]

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: February 6, 2019	By:	/s/ Peter P. Radetich
Peter P. Radetich
Senior Vice President, General Counsel & Secretary